NUVEEN CORE BOND FUND

SUPPLEMENT DATED MAY 11, 2018

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2017

Chris J. Neuharth has announced that he will retire from Nuveen Asset Management, LLC on June 1, 2018. He will continue to act as a portfolio manager for Nuveen Core Bond Fund (the “Fund”) until that time.

Jeffrey J. Ebert, Wan-Chong Kung, CFA, and Jason J. O’Brien, CFA, will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CBS-0518P